Postretirement Plans	12 Months Ended
Sep. 30, 2014
Postemployment Benefits [Abstract]
Postretirement Plans
POSTRETIREMENT PLANS

The Company sponsors unfunded postretirement benefit plans (primarily health care) for certain U.S. retirees and their dependents. The components of net postretirement benefits expense for the years ended September 30 follow:

	2012	2013	2014
Service cost	$2	2	1
Interest cost	16	12	11
Net amortization	(11)	(13)	(21)
Net postretirement expense	$7	1	(9)

Details of the changes in actuarial present value of accumulated postretirement benefit obligations follow:

	2013	2014
Benefit obligation, beginning	$367	278
Service cost	2	1
Interest cost	12	11
Actuarial (gain) loss	(83)	(12)
Benefits paid	(20)	(17)
Plan amendments	—	(13)
Benefit obligation, ending (recognized in balance sheet)	$278	248

As of September 30, 2014 there were $172 of deferred actuarial gains in accumulated other comprehensive income, of which approximately $22 will be amortized into earnings in 2015. The assumed discount rates used in measuring the benefit obligations as of September 30, 2014, 2013 and 2012, were 3.75 percent, 4.00 percent and 3.25 percent, respectively. The assumed health care cost trend rate for 2015 is 6.5 percent declining to 5.0 percent in 2018, and for 2014 was 7.0 percent declining to 5.0 percent in 2018. A one percentage point increase or decrease in the assumed health care cost trend rate for each year would have an inconsequential impact on postretirement benefits expense and the benefit obligation. The Company estimates that future health care benefit payments will be $22 per year for 2015 through 2019 and $94 in total over the five years 2020 through 2024.